SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 27, 1999


                          CYPRUS AMAX MINERALS COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


          1-10040                                         36-2684040
    (Commission File No.)                      (IRS Employer Identification No.)


         9100 East Mineral Circle                          80112
               Englewood, CO                             (Zip Code)
 (Address of principal executive offices)


       Registrant's telephone number, including area code: (303) 643-5000






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ITEM 5.  OTHER EVENTS

         On September 27, 1999, Asarco Cyprus Incorporated, ACO Acquisition Corp., CAM Acquisition Corp., ASARCO Incorporated ("ASARCO") and Cyprus Amax Minerals Company ("Cyprus Amax") entered into Amendment No. 1 ("Amendment No. 1") to the Agreement and Plan of Merger governing the previously announced business combination of ASARCO and Cyprus Amax. Amendment No. 1, among other things, enables the parties to explore alternatives to the Merger Agreement until October 5, 1999. A copy of Amendment No. 1 is attached as Exhibit 99.1 and incorporated herein by reference. On September 28, 1999, Cyprus Amax issued a press release relating to Amendment No. 1, a copy of which is attached as
Exhibit 99.2 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits


Exhibit
 Number                                Document
-------                                --------

   99.1 Amendment No. 1, dated as of September 27, 1999, amending the Agreement and Plan of Merger, dated as of July 15, 1999, among Asarco Cyprus Incorporated, ACO Acquisition Corp., CAM Acquisition Corp., ASARCO Incorporated and Cyprus Amax Minerals Company.

   99.2      Press release issued by Cyprus Amax, dated September 28, 1999.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 28, 1999               CYPRUS AMAX MINERALS COMPANY


                                        By:      /s/ Philip C. Wolf
                                           ------------------------------------
                                        Name:    Philip C. Wolf
                                                 Senior Vice President,
                                                 General Counsel and Secretary








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



                                  EXHIBIT LIST

 Exhibit
 Number                             Document
---------                           --------

   99.1 Amendment No. 1, dated as of September 27, 1999, amending the Agreement and Plan of Merger, dated as of July 15, 1999, among Asarco Cyprus Incorporated, ACO Acquisition Corp., CAM Acquisition Corp., ASARCO Incorporated and Cyprus Amax Minerals Company.

   99.2      Press release issued by Cyprus Amax, dated September 28, 1999.









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